CALDWELL & ORKIN MARKET OPPORTUNITY FUND
   SUPPLEMENT DATED JUNE 9, 1998 TO THE PROSPECTUS DATED AUGUST 29, 1997



THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED AUGUST 29, 1997. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL
(800) 237-7073.



I.   PURCHASE OF SHARES THROUGH OMNIBUS ACCOUNTS

   A. Except as provided below, the Caldwell & Orkin Market Opportunity Fund is closed to new investors investing through Omnibus accounts of member firms of the NASD effective June 10, 1998. After June 10, 1998, (i) shareholders of the Caldwell & Orkin Market Opportunity Fund, (ii) financial advisors that invest their client's assets in the Fund through existing Omnibus accounts and (iii) qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may continue to make additional purchases and to reinvest dividends and capital gains using existing
          Omnibus accounts. Once an account is closed, additional investments will not be accepted.

   Investors who do not have a position in the Caldwell & Orkin Market Opportunity Fund on June 10, 1998, will not be allowed to purchase Fund shares through Omnibus accounts except as provided for below:

     (a) Shareholders of the Fund may purchase Fund shares in another account under the same social security number.

     (b) The spouse and children of Fund shareholders who share a common address of record may purchase Fund shares.

     (c) Financial advisors, including Caldwell & Orkin, Inc., with existing clients invested in the Fund with an aggregate asset value of at least $1,000,000 as of June 10, 1998 may invest assets of new clients in the Fund.

     (d) Future participants in qualified defined contribution retirement plans in which the Fund is established as an investment option prior to June 10, 1998 may invest in Fund shares through such plan.

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                  CALDWELL & ORKIN MARKET OPPORTUNITY FUND
   SUPPLEMENT DATED JUNE 9, 1998 TO THE PROSPECTUS DATED AUGUST 29, 1997
                              (CONTINUED)


I.   PURCHASE OF SHARES DIRECTLY FROM C&O FUNDS DISTRIBUTOR, INC.

   A. Effective June 10, 1998, except as provided below, the minimum initial purchase for shares of the Caldwell & Orkin Market Opportunity Fund, when purchased directly from C&O Funds Distributor, Inc. (the "Distributor"), is generally
         $100,000. However, if the account is an Individual Retirement Account ("IRA"), other tax-deferred retirement account, or an account established under the Uniform Gift to Minors Act, then the Fund will accept a minimum investment of $25,000. The subsequent minimum purchase is generally $100 for all accounts.

      (i) Individuals who requested a Caldwell & Orkin Market Opportunity Fund Prospectus and application between May 20, 1998 and June 9, 1998, as indicated on the records of the Fund's Distributor, will be able to purchase Fund shares directly from the Distributor through June 30, 1998. The purchase will be subject to the minimum initial investment requirements in effect prior to June 10, 1998, generally $10,000 for a regular account and $2,000 for an Individual Retirement Account ("IRA"), other tax-deferred retirement account, or an account established under the Uniform Gift to Minors Act.

      (ii) Employees of Caldwell & Orkin, Inc., their spouse and children, and members of the Board of Directors of the Caldwell & Orkin Market Opportunity Fund, their spouse and children are exempt from the minimum initial investment requirements.